IDX Commodity Opportunities Fund

Investor Class Shares: CFIDX

Institutional Class Shares: COIDX

a Series of IDX Funds

Supplement dated January 29, 2024,

to the

Prospectus, dated April 28, 2023

The following replaces the information under the sub-heading “Example” under the heading “Summary of IDX Commodity Opportunities Fund” on page 9 of the Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years
Investor Class	$212	$1,020
Institutional Class	$187	$946

* * * * * * *

You should read this Supplement in conjunction with the Prospectus and SAI dated April 28, 2023, each as may be amended from time to time, because they provide information you should know about the Fund before investing in it. These documents are available upon request and without charge by calling the Fund at 216-329-4271.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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